JPMORGAN VALUE OPPORTUNITIES FUND, INC.

JPMORGAN TRUST II

JPMorgan Large Cap Value Fund

(All Share Classes)

Supplement dated September 10, 2013 to the Prospectuses dated November 1, 2012, as supplemented

The special meeting (“Meeting”) of shareholders of JPMorgan Value Opportunities Fund (the “Value Opportunities Fund”) to approve the merger of the Value Opportunities Fund into the JPMorgan Large Cap Value Fund has been adjourned because not enough proxies were submitted by shareholders to meet the quorum requirement to consider the merger proposal at the Meeting. Therefore, the merger has not been approved.

Since the merger was not approved, the Board of the Value Opportunities Fund will convene as soon as possible to consider other options, including possible liquidation of the Fund. If the Value Opportunities Fund is liquidated, the Fund’s liquidation may be taxable to a shareholder depending on the shareholder’s tax situation.

Change in Business Manager for Acquired Fund

At its Board meeting on March 4, 2013, the Board of the Value Opportunities Fund also approved a change in the Fund’s business manager to JPMFM, effective on or about April 1, 2013. At that time, the second full paragraph in the sub-section titled “The Funds’ Administrators” in “The Funds’ Management and Administration” section was deleted in its entirety and replaced with the following:

JPMorgan Funds Management, Inc. (the Business Manager) provides the services necessary to carry on the Value Opportunities Fund’s general administrative and corporate affairs. These services encompass matters relating to general corporate governance, regulatory compliance and monitoring of the Value Opportunities Fund’s contractual service providers, including custodian operations, shareholder services and Fund share distribution functions. The Business Manager receives an annual fee equaling 0.175% of average daily net assets of the Fund. During the fiscal year ended June 30, 2012, a prior business manager, Washington Management Corporation, was paid a fee of 0.073% (net of waivers) of average daily net assets.

In addition, all references to Washington Management Corporation (the Value Opportunities Fund’s Business Manager from inception of the Fund until December 21, 2012) or Johnston, Lemon Asset Management, Inc. (the Value Opportunities Fund’s Business Manager from December 21, 2012 through approximately March 31, 2013) were hereby deleted in their entirety and replaced by reference to JPMFM at the time of the transition of services to JPMFM.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-VOLCV-913